UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2010

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31313 (Commission File Number)	88-0409160 (IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 5, 2010, Broadwind Energy, Inc. (the “Company”) issued a press release announcing its financial results as of and for the quarter ended September 30, 2010.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

The information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is furnished under Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filings.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2010, the Board of Directors of the Company (the “Board”) amended and restated the Company’s Bylaws, to, among other things, (i) address recent developments in public company governance and amendments to the Delaware General Corporation Law, (ii) clarify certain corporate procedures and (iii) make certain other enhancements and technical changes.  Among the changes effected by the amendment and restatement of the Company’s Bylaws are the following:

•                  Updated mechanics for calling and providing notice of annual and special meetings of stockholders and provisions governing the ability of stockholders to bring business before meetings or nominate directors, including advance notice requirements and the requirement to provide certain information regarding the stockholder and nominee, as well as other provisions related to stockholder meetings.

•                  Updated descriptions of officer positions of the Company and other provisions related to officers.

•                  Added provisions regarding indemnification and advancement of expenses under certain circumstances for directors, officers and other employees.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
3.1	Amended and Restated Bylaws
99.1	Press Release dated November 5, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

November 5, 2010	By:	/s/ Stephanie Kushner
Stephanie Kushner
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
3.1	Amended and Restated Bylaws
99.1	Press Release dated November 5, 2010